UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 9, 2017

COSTCO WHOLESALE CORPORATION

(Exact name of registrant as specified in its charter)

Washington	0-20355	91-1223280
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

999 Lake Drive

Issaquah, WA 98027

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: 425-313-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (CFR §240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

On May 9, 2017, Costco Wholesale Corporation (the “Company”) entered into an underwriting agreement with Citigroup Global Markets Inc. and Guggenheim Securities, LLC, as representatives of the underwriters named therein (the “Underwriting Agreement”), for the public offering of $1.0 billion aggregate principal amount of its 2.150% Senior Notes due May 18, 2021 (the “2021 Notes”), $800.0 million aggregate principal amount of its 2.300% Senior Notes due May 18, 2022 (the “2022 Notes”), $1.0 billion aggregate principal amount of its 2.750% Senior Notes due May 18, 2024 (the “2024 Notes”) and $1.0 billion aggregate principal amount of its 3.000% Senior Notes due May 18, 2027 (the “2027 Notes” and, together with the 2021 Notes, the 2022 Notes and the 2024 Notes, the “Senior Notes”) under the Company’s Shelf Registration Statement on Form S-3 (File No. 333-207417).

The Senior Notes are to be issued under a First Supplemental Indenture dated as of March 20, 2002, between the Company and U.S. Bank National Association, as trustee, a supplement to a Senior Debt Securities Indenture dated as of October 26, 2001, between the Company and the trustee. The issuance and sale of the Senior Notes is expected to close on May 18, 2017.

A copy of the Underwriting Agreement and forms of the 2021 Notes, the 2022 Notes, the 2024 Notes and the 2027 Notes are attached hereto as exhibits and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits. The following exhibits are included in this report:

Exhibit	Description

1.1	Underwriting Agreement, dated May 9, 2017, by and among the Company and Citigroup Global Markets Inc. and Guggenheim Securities, LLC, as representatives of the underwriters named therein

4.1	Form of 2.150 % Senior Notes due May 18, 2021

4.2	Form of 2.300 % Senior Notes due May 18, 2022

4.3	Form of 2.750 % Senior Notes due May 18, 2024

4.4	Form of 3.000 % Senior Notes due May 18, 2027

5.1	Opinion of Perkins Coie LLP

23.1	Consent of Perkins Coie LLP (included in Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, on May 16, 2017.

COSTCO WHOLESALE CORPORATION

By:	/s/ John Sullivan
John Sullivan
Senior Vice President & General Counsel

Exhibit Index

Exhibit	Description

1.1	Underwriting Agreement, dated May 9, 2017, by and among the Company and Citigroup Global Markets Inc. and Guggenheim Securities, LLC, as representatives of the underwriters named therein

4.1	Form of 2.150 % Senior Notes due May 18, 2021

4.2	Form of 2.300 % Senior Notes due May 18, 2022

4.3	Form of 2.750 % Senior Notes due May 18, 2024

4.4	Form of 3.000 % Senior Notes due May 18, 2027

5.1	Opinion of Perkins Coie LLP

23.1	Consent of Perkins Coie LLP (included in Exhibit 5.1)

4